UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2005

ISTA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31255	33-0511729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15295 Alton Parkway, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 788-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 20, 2005, the Registrant entered into an underwriting agreement with Banc of America Securities LLC and Thomas Weisel Partners LLC, as representatives of the several underwriters named in the underwriting agreement, pursuant to which the Registrant agreed to sell a total of 5,500,000 shares of its common stock, at a price of $8.88 per share, for total gross proceeds of approximately $49 million, before underwriting discounts and offering expenses. The Registrant also has granted to the underwriters an option to purchase up to 825,000 shares of common stock at the same price per share to cover over-allotments, if any. All of the shares are being offered and sold by the Registrant. The offering is expected to close on or about January 26, 2005.

The common stock was registered for offer and sale on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by the Registrant’s Registration Statement on Form S-3, File No. 333-114815, including the amendments thereto.

Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to ISTA’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K. The information available at ISTA’s Internet address is not part of this Current Report on Form 8-K or any other report filed by ISTA with the U.S. Securities and Exchange Commission.

Any statements contained in this Form 8-K that refer to future events or other non-historical matters are forward-looking statements. ISTA disclaims any intent or obligation to update any forward-looking statements. Such statements are based on ISTA’s expectations as of the date hereof and are subject to risks and uncertainties that could cause actual results to differ materially. Important factors that could cause actual results to differ from current expectations include, among others, such risks and uncertainties as detailed from time to time in ISTA’s public filings with the U.S. Securities and Exchange Commission, including but not limited to ISTA’s Annual Report on Form 10-K for the year ended December 31, 2003 and its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2004, June 30, 2004 and September 30, 2004, respectively.

Item 7.01 Regulation FD Disclosure

On January 20, 2005, the Registrant issued a press release to announce the pricing of the above referenced offering. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, the information contained in said press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

This report also is being filed for the purpose of including as exhibits the documents listed below, each of which is hereby incorporated by reference into the Registrant’s Registration Statement on Form S-3, File No. 333-114815 (other than Exhibit 99.1).

(c) Exhibits.

Exhibit Number	Description
1.01	Underwriting Agreement, dated January 20, 2005, by and among the Registrant and Banc of America Securities LLC and Thomas Weisel Partners LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Strading Yocca Carlson & Rauth, a professional corporation.

23.1	Consent of Strading Yocca Carlson & Rauth (reference is made to Exhibit 5.1).

99.1	Press Release, dated January 20, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISTA PHARMACEUTICALS, INC.

Date: January 21, 2005	By:	/s/ Vicente Anido, Jr., Ph.D.
Vicente Anido, Jr., Ph.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
1.01	Underwriting Agreement, dated January 20, 2005, by and among the Registrant and Banc of America Securities LLC and Thomas Weisel Partners LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Strading Yocca Carlson & Rauth, a professional corporation.

23.1	Consent of Strading Yocca Carlson & Rauth (reference is made to Exhibit 5.1).

99.1	Press Release, dated January 20, 2005.